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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      August 5, 2004

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


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

          0-22141                                              38-2606945
(Commission File Number)                       (I.R.S. Employee Identification Number)
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       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Change Since Last Report)
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On August 5, 2004, Convansys Corporation issued a press release announcing its financial results for the first quarter, second quarter and first half 2004 earnings results. A copy of the press release is attached as
Exhibit 99.1 to this current report.

          On August 6, 2004, Covansys Corporation issued a press release announcing a revision to the first quarter and first half financial data which it disclosed on August 5, 2004. The revision is reflected in the Company's first quarter 2004 Form 10-Q, which was filed with the Securities and Exchange Commission on August 6, 2004. A copy of the press release is attached as
Exhibit 99.2 to this current report.

          This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                  Convansys Corporation

Dated: August 9, 2004

                                                  By: /s/ Thomas E. Lindsey
                                                  Vice President, Controller and
                                                  Chief Accounting Officer
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                                 EXHIBIT INDEX

     EXHIBIT NO.                   DESCRIPTION
     99.1                Press Release Dated August 5, 2004

     99.2                Press Release Dated August 6, 2004